FEDERATED MDT BALANCED FUND

A PORTFOLIO OF FEDERATED MDT SERIES

CLASS A SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

SUPPLEMENT TO PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 18, 2006

Please note that John F. Sherman and Christopher J. Smith have been added as portfolio managers for the Federated MDT Balanced Fund. John Sherman is currently a portfolio manager of the MDT Balanced Fund. Therefore, if the proposed Reorganization of MDT Balanced Fund into Federated MDT Balanced Fund is approved by shareholders, John Sherman will continue to serve as a portfolio manager for the Federated MDT Balanced Fund.

Accordingly, the following individuals will serve as Portfolio Managers of the Federated MDT Balanced Fund:

DAVID M. GOLDSMITH
David M. Goldsmith, Ph.D., has been the Fund's Portfolio Manger for the equity portion of the Fund since August 2006. Dr. Goldsmith joined MDT Advisers in 1990. He has been responsible for the development of the Optimum Q Process and for the past 5 years he has been in charge of the Quantitative Equity Strategies Group. Dr. Goldsmith supervises the Quantitative Equity Strategies Group which assists in the development, maintenance and operation of the Optimum Q Process. Dr. Goldsmith has over 23 years experience in the development and application of financial and statistical modeling techniques. He received an A.B., Summa Cum Laude, in Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D., Economics, with a concentration in Finance from Harvard University.

JOHN F. SHERMAN
John F. Sherman, C.F.A., has been the Fund's Portfolio Manager responsible for asset allocation (including the selection of any exchanged-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since November 2006. Mr. Sherman joined MDT Advisers in 2000. He has over fourteen years of experience analyzing financial markets and has been responsible for the Adviser's fixed-income investments for the past five years. Prior to joining the Adviser, Mr. Sherman served as a Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for the FDIC from 1991 - 1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He holds a designation as a Chartered Financial Analyst. He received a B.S.B.A. from North Adams State College, and an M.B.A. from the Boston University Graduate School of Management.

JOSEPH M. BALESTRINO
Joseph M. Balestrino has been the Fund's Portfolio Manager for the fixed income portion of the Fund since August 2006. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Sub-adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Sub-adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub-adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

CHRISTOPHER J. SMITH
Christopher J. Smith has been the Fund's Portfolio Manager for the fixed income portion of the Fund since November 2006. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Sub-adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, PLEASE CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, YOU MAY DO SO BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED PROXY CARD OR BY CASTING YOUR VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED PROXY CARD.

IF YOU HAVE ANY QUESTIONS, PLEASE FEEL FREE TO CALL AN MDT CLIENT SERVICE REPRESENTATIVE AT 1-800-499-8541.








                                                                October 24, 2006

Cusip 31421R841
Cusip 31421R833
Cusip 31421R825


35791 (10/06)







                                                                           PROXY
                         MDT BALANCED FUND (THE "FUND")
                            A PORTFOLIO OF MDT FUNDS
     PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2006


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Fund, a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, C. Grant Anderson, James G. Whetzel, Keith Antle, Richard Novak, Maureen A. Ferguson, and Megan W. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and received in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.






                   _____________________________________________________________
                   Signature(s) and Title(s), if  applicable                Date

                    Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                *  FOLD HERE  *

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE MDT FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                             PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.

                                                                                    FOR      AGAINST      ABSTAIN

1. To  approve or  disapprove  a New  Investment  Management  Agreement  between
Federated MDTA LLC and the Trust for the Fund, that will take effect on November
17, 2006;

2. For shareholders of the Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT Balanced Fund, a portfolio of Federated MDT Series, would acquire all of the assets of the Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of
Federated MDT Balanced Fund to be distributed pro rata by the Fund to its shareholders, in complete liquidation and termination of the Fund.

If you should have any questions about the proxy material or the execution of your vote, simply call 1-800-499-8541 between the hours of 10 a.m. and 10 p.m. eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call. Alternatively, to vote by touch-tone phone, please call 1-866-458-9840 and follow the instructions. To vote by Internet, please go to WWW.MYPROXYONLINE.COM and follow the instructions. If you use either of these voting methods, please do not return this paper proxy card.


YOUR VOTE IS IMPORTANT.   PLEASE  COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.


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